EXHIBIT 99.1

For Immediate Release

Contact:
(Company)                                        (Corporate Communications)
Barbara Duncan                                   Kathleen Eppolito
Chief Financial Officer                          Scientia Communications, Inc.
DOV Pharmaceutical, Inc.                         (718) 281-1809
(201) 968-0980

                            DOV Pharmaceutical, Inc.
                        Announces Retirement of President

Hackensack, NJ, December 19, 2003. DOV Pharmaceutical, Inc. (Nasdaq: DOVP) today announced that its president and co-founder, Dr. Bernard Beer, will retire on March 15, 2004. Dr. Beer, who turns 72 in 2004, will continue thereafter in his role as co-chairman of the board of directors and provide consulting services to the company as needed over the next 12 months. Dr. Arnold Lippa, the company's co-chairman and CEO, will become CEO and president.

"Bernie and I have been close friends and professional colleagues for 25 years," said Dr. Arnold Lippa. "Our drug pipeline is a direct tribute to Bernie's vision, ingenuity and determination. He has established an experienced clinical development team. He has recently added Warren Stern, who has over 25 years' experience in drug development in CNS and other fields, as senior vice president, drug development. I am confident that with Bernie's help as a consultant we will keep our clinical development programs on their current time schedules. As he will remain on our board, we will benefit from his continued involvement in strategic direction."

Dr. Beer commented, "I am proud of the unique and experienced research, clinical and corporate teams we have formed and excited about maintaining an active strategic role with DOV as co-chairman of the board. I intend to work with the clinical development team to help manage the transition and provide advice in the development programs."

DOV is a biopharmaceutical company focused on the discovery, in-licensing, development and commercialization of novel drug candidates for central nervous system and other disorders, including cardiovascular and urological, that involve alterations in neuronal processing. The company has six product candidates in clinical trials addressing therapeutic indications with significant unmet needs.

Cautionary Note:
Statements in this press release that are not historical facts constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the

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Securities Exchange Act, each as amended, including statements regarding our expectations with respect to the progress of and level of expenses for our clinical trial programs. You can also identify forward-looking statements by the following words: may, will, should, expect, intend, plan, anticipate, believe, estimate, predict, potential, continue or the negative of these terms or other comparable terminology. We caution you that forward-looking statements are inherently uncertain and are simply point-in-time estimates based on a combination of facts and factors currently known by us about which we cannot be certain. Actual results or events will surely differ and may differ materially from our forward-looking statements as a result of many factors, some of which we may not be able to predict or may not be within our control. Such factors may also materially adversely affect our ability to achieve our objectives and to successfully develop and commercialize our product candidates, including our ability to:

      o demonstrate the safety and efficacy of product candidates at each stage of development;

      o     meet our development schedule for our product candidates;

      o meet applicable regulatory standards and receive required regulatory approvals on our anticipated time schedule or at all;

      o meet obligations and achieve milestones under our license and other agreements;

      o     meet obtain collaborations as required with pharmaceutical partners;

      o     obtain substantial additional funds;

      o     obtain and maintain all necessary patents or licenses; and

      o produce drug candidates in commercial quantities at reasonable costs and compete successfully against other products and companies.

Other factors that may cause our actual results to differ materially from our forward-looking statements include the fact that we or the FDA may suspend one or more of our clinical trials, patient recruitment may be slower than expected or patients may drop out of our clinical trials and our success depends on the performance of our licensees and collaborative partners who among other things may not fulfill their obligations to us. You should also refer to the risks discussed in our other filings with the Securities and Exchange Commission including those contained in our annual report on Form 10-K filed on March 31, 2003, and most recent quarterly report on Form 10 -Q filed November 14, 2003. We qualify all our forward-looking statements by these cautionary statements. There may be other factors that may materially affect our forward-looking statements and our future results. Readers should not, therefore, place undue reliance on our forward-looking statements. We do not undertake any obligation and do not intend to update any forward-looking statement.